EXHIBIT 32.2

SECTION 906 CERTIFICATION OF C.F.O.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lifeway Foods, Inc. (the “Company”) for the period ended March 31, 2014 as filed with the SEC (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:    May 13, 2014                                                        By:     /s/ Edward P. Smolyansky
Edward P. Smolyansky
Chief Financial and Accounting Officer,
Treasurer, Chief Operating Officer and Secretary
(Principal Financial and Accounting Officer)